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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 16, 1999



                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



       Delaware                      1-5231                     36-2361282
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                 (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

The Exhibits listed below and attached hereto are filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 33-00001).

 99.7     Form of Letter to Plan Shareholders Announcing Changes to MCDirect
          Shares
 99.8 Form of Letter to Non-Plan Shareholders Announcing Changes to MCDirect Shares
 99.9 Form of Letter from Jack Greenberg to be included in MCDirect Shares Plan Materials
99.10 Press Release dated December 17, 1999 --"McDonald's Announces Direct Stock Purchase Plan Changes."
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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     McDONALD'S CORPORATION

                                     (Registrant)



                               By:   /s/ Gloria Santona
                                     Gloria Santona
                                     Vice President, U.S. General Counsel
                                     and Secretary